                                                                    EXHIBIT 99.4

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2004

                                                                                                          INCREASE
                                                                                                         (DECREASE)
Line                                    1ST QTR      2ND QTR       3RD QTR    4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                        --------     --------     --------    --------   ------------   ------------
   EARNINGS CONTRIBUTION
   BY SUBSIDIARY ($ MILLIONS)

 1 Arizona Public Service               $     34     $     55     $     95    $     15     $    200       $     19
 2 Pinnacle West Energy                      (22)         (14)           1         (23)         (58)           (50)
 3 APS Energy Services                         2            1            1          (1)           3            (13)
 4 SunCor                                      2            4            4          31           41             (5)
 5 El Dorado                                   -           34            -           -           33             34
 6 Parent Company                             15           (6)           3          16           28             36
                                        --------     --------     --------    --------     --------       --------

 7 Income From Continuing Operations          31           74          104          38          247             21

 8 Income (Loss) From Discontinued
   Operations - Net of Tax                     -           (1)           1          (4)          (4)           (18)
 9 Cumulative Effect of Change in
   Accounting - Net of Tax                     -            -            -           -            -              -
                                        --------     --------     --------    --------     --------       --------

10 Net Income                           $     31     $     73     $    105    $     34     $    243       $      3
                                        ========     ========     ========    ========     ========       ========

   EARNINGS PER SHARE
   BY SUBSIDIARY - DILUTED

11 Arizona Public Service               $   0.38     $   0.60     $   1.04    $   0.16     $   2.18       $   0.20
12 Pinnacle West Energy                    (0.24)       (0.15)        0.01       (0.25)       (0.63)         (0.55)
13 APS Energy Services                      0.02         0.01         0.01       (0.01)        0.03          (0.15)
14 SunCor                                   0.02         0.04         0.05        0.34         0.45          (0.05)
15 El Dorado                                   -         0.37            -           -         0.36           0.37
16 Parent Company                           0.16        (0.06)        0.03        0.17         0.30           0.40
                                        --------     --------     --------    --------     --------       --------

17 Income From Continuing Operations        0.34         0.81         1.14        0.41         2.69           0.22

18 Income (Loss) From Discontinued
   Operations - Net of Tax                     -        (0.02)        0.01       (0.04)       (0.03)         (0.19)
19 Cumulative Effect of Change in
   Accounting - Net of Tax                     -            -            -           -            -              -
                                        --------     --------     --------    --------     --------       --------

20 Net Income                           $   0.34     $   0.79     $   1.15    $   0.37     $   2.66       $   0.03
                                        ========     ========     ========    ========     ========       ========

21 BOOK VALUE PER SHARE                 $  31.19     $  31.68     $  32.55    $  32.24     $  32.24       $   1.27

   COMMON SHARES OUTSTANDING -
   DILUTED (THOUSANDS)
22 Average                                91,376       91,400       91,491      91,779       91,532            127
23 End of Period                          91,310       91,309       91,443      91,793       91,793            505

See Glossary of Terms.                                             Page 14 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2004

                                                                                                           INCREASE
                                                                                                          (DECREASE)
Line                                      1ST QTR      2ND QTR      3RD QTR      4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                          -------      -------      -------      -------   ------------  -------------
   ELECTRIC OPERATING
   REVENUES (DOLLARS IN  MILLIONS)

   REGULATED ELECTRICITY
   SEGMENT
   RETAIL
24 Residential                            $   189      $   245      $   360      $   190      $   984      $    27
25 Business                                   211          257          289          222          979           26
                                          -------      -------      -------      -------      -------      -------
26 Total retail                               400          502          649          412        1,963           53
   WHOLESALE REVENUE ON DELIVERED
   ELECTRICITY
27 Traditional contracts                        3            4            6            3           16            1
28 Off-system sales                             -            -            -            -            -            -
29 Transmission for others                      8            8            8            8           32            5
30 Other miscellaneous services                 4            6            8            6           24           (2)
                                          -------      -------      -------      -------      -------      -------
31 Total regulated electricity                415          520          671          429        2,035           57
   MARKETING  AND TRADING
   SEGMENT
32 Electricity and other
   commodity sales                             89          110           91          111          401            9
                                          -------      -------      -------      -------      -------      -------
33 Total operating electric revenues      $   504      $   630      $   762      $   540      $ 2,436      $    66
                                          =======      =======      =======      =======      =======      =======

   ELECTRIC SALES (GWH)

   REGULATED ELECTRICITY
   SEGMENT
   RETAIL SALES
34 Residential                              2,410        2,722        4,028        2,368       11,528          381
35 Business                                 3,051        3,602        3,937        3,236       13,826          410
                                          -------      -------      -------      -------      -------      -------
36 Total retail                             5,461        6,324        7,965        5,604       25,354          791
   WHOLESALE ELECTRICITY DELIVERED
37 Traditional contracts                      138          195          210          167          710          210
38 Off-system sales                             -            -            -            -            -            -
39 Retail load hedge management               169          731          943          889        2,732        1,639
                                          -------      -------      -------      -------      -------      -------
40 Total regulated electricity              5,768        7,250        9,118        6,660       28,796        2,640
   MARKETING  AND TRADING
   SEGMENT
41 Wholesale sales of electricity           5,696        7,143        8,995        8,348       30,182        1,380
                                          -------      -------      -------      -------      -------      -------
42 Total electric sales                    11,464       14,393       18,113       15,008       58,978        4,020
                                          =======      =======      =======      =======      =======      =======

See Glossary of Terms.                                             Page 15 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2004

                                                                                                               INCREASE
                                                                                                              (DECREASE)
Line                                      1ST QTR      2ND QTR       3RD QTR       4TH QTR     YEAR-TO-DATE  VS PRIOR YTD
                                          -------      -------       -------       -------     ------------  ------------
    MARKETING AND TRADING
    SEGMENT PRETAX GROSS
    MARGIN ANALYSIS
    (DOLLARS IN MILLIONS)

    REALIZED AND MARK-TO-MARKET
    COMPONENTS
43  Electricity and other commodity
    sales, realized (a)                    $ 12          $ 22          $ 13          $ 16          $ 63          $ (2)
44  Mark-to-market reversals on
    realized sales (b)                        1            (4)           (3)            -            (6)            -
45  Change in mark-to-market value of
    forward sales                             8             4             5             6            23            35
                                           ----          ----          ----          ----          ----          ----
46  Total gross margin                     $ 21          $ 22          $ 15          $ 22          $ 80          $ 33
                                           ====          ====          ====          ====          ====          ====

    BY PINNACLE WEST ENTITY

47  Parent company marketing and
    trading division                       $ 12          $ 11          $  9          $ 12          $ 44          $ 49
48  APS                                      (5)            -             2            (2)           (5)          (13)
49  Pinnacle West Energy                     10             7             -            10            27            19
50  APS Energy Services                       4             4             4             2            14           (22)
                                           ----          ----          ----          ----          ----          ----
51  Total gross margin                     $ 21          $ 22          $ 15          $ 22          $ 80          $ 33
                                           ====          ====          ====          ====          ====          ====

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 43 and in line 44 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 43 are included in line 44. For example, line 44 shows that a prior-period mark-to-market gain of $6 million was transferred to "realized" for the total year 2004. A $6 million realized gain is included in the $63 million on line 43 for the total year 2004.

(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                             Page 16 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2004

                                                                                                                   INCREASE
                                                                                                                  (DECREASE)
Line                                         1ST QTR       2ND QTR       3RD QTR       4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                             -------       -------       -------       -------    ------------   ------------
    AVERAGE ELECTRIC CUSTOMERS

    RETAIL CUSTOMERS
52  Residential                              855,754       852,594       856,353       871,575       859,069        30,703
53  Business                                 105,502       106,517       107,583       108,860       107,115         4,019
                                             -------       -------       -------       -------       -------       -------
54  Total                                    961,256       959,111       963,936       980,435       966,184        34,722
55  Wholesale customers                           81            82            85            77            81            15
                                             -------       -------       -------       -------       -------       -------
56  Total customers                          961,337       959,193       964,021       980,512       966,265        34,737
                                             =======       =======       =======       =======       =======       =======

57  Customer Growth (% over prior year)          3.4%          3.8%          3.9%          3.9%          3.7%          0.4%

    RETAIL SALES (GWH) -
    WEATHER NORMALIZED

58  Residential                                2,371         2,762         4,231         2,340        11,704           825
59  Business                                   2,998         3,616         4,005         3,252        13,870           467
                                             -------       -------       -------       -------       -------       -------
60  Total                                      5,369         6,378         8,236         5,592        25,574         1,292
                                             =======       =======       =======       =======       =======       =======

    RETAIL USAGE
    (KWH/AVERAGE CUSTOMER)

61  Residential                                2,816         3,193         4,704         2,717        13,418           (39)
62  Business                                  28,919        33,816        36,595        29,726       129,392        (1,137)

    RETAIL USAGE -
    WEATHER NORMALIZED
    (KWH/AVERAGE CUSTOMER)

63  Residential                                2,770         3,240         4,941         2,686        13,624           491
64  Business                                  28,422        33,944        37,227        29,871       129,495          (511)

    ELECTRICITY DEMAND (MW)

65  System peak demand                         3,979         5,632         6,402         4,432         6,402            70

See Glossary of Terms.                                             Page 17 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2004

                                                                                                          INCREASE
                                                                                                         (DECREASE)
Line                                     1ST QTR      2ND QTR      3RD QTR      4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                         -------      -------      -------      -------   ------------  ------------
   ENERGY SOURCES (GWH)

   GENERATION PRODUCTION
66 Nuclear                                2,148        1,860        2,364        1,812        8,184         (131)
67 Coal                                   2,887        3,035        3,417        3,327       12,666        1,300
68 Gas, oil and other                       367        1,339        2,547        1,074        5,327         (764)
                                         ------       ------       ------       ------       ------       ------
69 Total                                  5,402        6,234        8,328        6,213       26,177          405
                                         ------       ------       ------       ------       ------       ------
   PURCHASED POWER
70 Firm load                                701        1,532        1,068        1,024        4,325        1,214
71 Marketing and trading                  5,506        7,167        9,301        8,218       30,192        2,443
                                         ------       ------       ------       ------       ------       ------
72 Total                                  6,207        8,699       10,369        9,242       34,517        3,657
                                         ------       ------       ------       ------       ------       ------
73 Total energy sources                  11,609       14,933       18,697       15,455       60,694        4,062
                                         ======       ======       ======       ======       ======       ======

   POWER PLANT PERFORMANCE

   CAPACITY FACTORS
74 Nuclear                                   88%          77%          96%          74%          84%          (3)%
75 Coal                                      77%          81%          90%          88%          84%           8%
76 Gas, oil and other                         5%          20%          38%          12%          18%         (10)%
77 System average                            44%          50%          64%          48%          51%          (4)%

   GENERATION CAPACITY OUT OF SERVICE
   AND REPLACED FOR NATIVE LOAD
   (AVERAGE MW/DAY)
78 Nuclear                                  135          233           13          261          161           29
79 Coal                                     149          153           63           61          107         (163)
80 Gas                                       49           47           39           34           42         (163)
                                         ------       ------       ------       ------       ------       ------
81 Total                                    333          433          115          356          310         (296)

82 Generation Fuel Cost ($/MWh)          $11.17       $18.59       $20.73       $20.90       $18.31       $ 0.95

See Glossary of Terms.                                             Page 18 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2004

                                                                                                                 INCREASE
                                                                                                                (DECREASE)
Line                                           1ST QTR      2ND QTR      3RD QTR      4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                               -------      -------      -------      ------    ------------   -------------

   ENERGY MARKET INDICATORS (a)

   ELECTRICITY AVERAGE DAILY SPOT PRICES
   ($/MWH)
   ON-PEAK
83 Palo Verde                                  $43.73       $50.36       $51.86       $51.23       $49.30         $ 0.70
84 SP15                                        $48.37       $54.73       $57.09       $60.62       $55.20         $ 3.82
   OFF-PEAK
85 Palo Verde                                  $33.66       $33.74       $33.37       $38.21       $34.75         $ 2.72
86 SP15                                        $36.90       $37.32       $37.18       $43.07       $38.62         $ 3.96

   WEATHER INDICATORS

   ACTUAL
87 Cooling degree-days                            273        1,598        2,471          352        4,694           (205)
88 Heating degree-days                            552           11            -          422          985            249
89 Average humidity                                39%          19%          26%          45%          32%             1%
   10-YEAR AVERAGES
90 Cooling degree-days                             80        1,491        2,540          420        4,531            420
91 Heating degree-days                            521           36            -          415          972            415
92 Average humidity                                43%          24%          33%          40%          35%             0%

  ECONOMIC INDICATORS

   BUILDING PERMITS -- METRO PHOENIX (b)
93 Single-family                               10,045       13,636       14,111       10,325       48,117          8,466
94 Multi-family                                 1,757        1,324        2,149        2,356        7,586            859
                                               ------       ------       ------       ------       ------         ------
95 Total                                       11,802       14,960       16,260       12,681       55,703          9,325
                                               ======       ======       ======       ======       ======         ======

   ARIZONA JOB GROWTH (c)
96 Payroll job growth (% over prior year)         2.7%         3.3%         3.6%         3.9%         3.4%           2.0%
97 Unemployment rate
   (%, seasonally adjusted)                       5.2%         5.1%         4.9%         4.6%         5.0%          (0.7)%

--------------------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b) Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)   Arizona Department of Economic Security

See Glossary of Terms.                                             Page 19 of 31